SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. 1)

[X]      Filed by Registrant

[ ]      Filed by a Party other than the Registrant

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Definitive Proxy Statement
[X]      Definitive Additional Materials
[ ]      Soliciting Material Under Rule 14a-12


                               STEVEN MADDEN, LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

                     N/A
                  --------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

                     N/A
                  --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):

                     N/A
                  --------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                     N/A
                  --------------------------------------------------------------

         5)       Total fee paid:

                     N/A
                  --------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials:

                     N/A
                  --------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

         1)       Amount Previously Paid:

                     N/A
                  --------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                     N/A
                  --------------------------------------------------------------

         3)       Filing Party:

                     N/A
                  --------------------------------------------------------------

         4)       Date Filed:

                     N/A
                  --------------------------------------------------------------

                               STEVEN MADDEN, LTD.
                              52-16 BARNETT AVENUE
                           LONG ISLAND CITY, NY 11104



To the Stockholders of Steven Madden, Ltd.:

We previously mailed to you a notice of the Annual Meeting of Stockholders (the "Annual Meeting") of Steven Madden, Ltd. (the "Company"), a proxy card and a proxy statement (the "Proxy Statement") discussing the proposals which will be presented for your consideration at the Annual Meeting.

Since the mailing of the Proxy Statement, the Company has entered into an agreement with Strategic Stock Surveillance, LLC to assist the Company in the solicitation of proxies for the Annual Meeting. Under the agreement, the Company has agreed to pay Strategic Stock Surveillance a fee of approximately $7,500 plus disbursements.

There has been no other change to the Proxy Statement or to the items to be considered by you at the Annual Meeting.

Your vote is important, regardless of the number of shares you own. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written proxy card, a copy of which should have been delivered to you with the Proxy Statement. In addition, stockholders may vote in person at the meeting.

We look forward to seeing you at the Annual Meeting on May 17, 2002.



April 30, 2002                         /s/ JAMIESON A. KARSON
                                       -----------------------------------------
                                       Jamieson A. Karson
                                       Chief Executive Officer